Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-28052, 33- 56737, 33-66932, 33-56735,
33-57113, 33-66934 and 333-16785.

                                        Arthur Andersen LLP


                                        /s/ Arthur Andersen LLP

New York, New York
March 9, 1999